iMGP APA Enhanced Income Municipal Fund

Summary Prospectus

Institutional Class Ticker Symbol: APAMX	December 16, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated December 16, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

The iMGP APA Enhanced Income Municipal Fund (the “Fund”) seeks to provide investors with a high level of income exempt from federal income tax, with a secondary investment objective of capital appreciation.

Fund Summary	1

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses(1)	0.30%

Total Annual Fund Operating Expenses	0.75%
Fee Waiver and/or Expense Reimbursement(2)	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.59%

1

“Other Expenses” have been estimated based on the expenses the Fund expects to incur for the current fiscal year. Actual expenses may be different. Other Expenses include taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability and extraordinary expenses.

2

iM Global Partner Fund Management, LLC (“iM Global” or the “Advisor”), the advisor to the Fund, has contractually agreed to limit the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2026 to an annual rate of 0.59% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$60	$218

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, no portfolio turnover figures are available as of the date of the Prospectus.

Principal Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in U.S. dollar-denominated municipal bonds of intermediate maturities that are exempt from federal income tax. The Fund may invest up to 20% of its net assets in taxable debt securities issued or guaranteed by the U.S. Government, its agencies, corporate cusips and municipal bonds subject to the federal alternative minimum tax (“AMT”). The dollar-weighted average portfolio duration of the Fund, under normal circumstances, is expected to range from 4 to 8 years.

2	Litman Gregory Funds Trust

Municipal bonds are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district or authority). The municipal bonds in which the Fund invests may include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, loans, mortgages, pre-refunded and escrowed-to-maturity municipal bonds and other debt instruments and pools of any of the foregoing. Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features, meaning certain maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities.

The Fund may invest up to 10% of its total assets in unrated securities, and may invest up to 20% of its total assets in unrated securities and below investment grade securities (also known as “junk bonds” or “high yield securities”), but will generally invest less than 10% of its total assets in such securities. Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization, or unrated but determined by the Fund’s sub-advisor, Asset Preservation Advisors, LLC (“APA” or the “Sub-Advisor), to be of comparable quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if the Sub-Advisor believes it would be advantageous to do so.

Under normal circumstances, the Sub-Advisor will manage the Fund’s duration to approximate the intermediate-term duration of the Fund’s benchmark index, the Bloomberg 1-15 Year Municipal Index, an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than one year but less than fifteen years. As of November 29, 2024, the average duration of the benchmark was 4.70 years. While the Fund will target intermediate-term maturities and durations, the Fund may invest in bonds of any maturity or duration. The Fund’s average weighted portfolio maturity and duration will vary from time to time depending on the Sub-Advisor’s views on the direction of interest rates. At times the Sub-Advisor may adjust portfolio duration to take a more defensive or opportunistic position as market and yield curve conditions change. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.

The Fund will sell a security in the event of deteriorating credit fundamentals, if the municipal market exhibits rich valuations, meaning that municipal securities are priced above expected levels without a logical explanation, or if the Sub-Advisor identifies an investment that it believes has better relative value.

Although the Fund seeks to be diversified by geography and across sectors of the municipal bond market, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. The Sub-Advisor may also allocate a significant portion of the Fund to a specific segment of the municipal bond yield curve. A yield curve is a graphic representation of the actual or projected yields of debt obligations in relation to their maturities and durations. In particular, the Fund often favors bonds with more than 5 years to maturity that may offer higher yields.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•

Municipal Market Risk. Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. Some municipal obligations carry additional risk, such as those that are tied only to a specific stream of revenues. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, particularly during recessions or similar periods of economic stress, and individual bonds may go into default,

Fund Summary	3

which would lead to heightened risks of investing in municipal bonds generally. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.

•

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

¡

Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

¡

Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

¡

Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

•

New Fund Risk. The Fund is newly formed and has no operating history for investors to evaluate. Its performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•

High-Yield Fixed Income Securities Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

•

Prepayment and Extension Risk. In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

•

U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of the Fund, which will vary with changes in interest rates, the Sub-Advisor’s performance and other market conditions.

•

Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Management Risk. The Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

4	Litman Gregory Funds Trust

•

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the shares of the Fund. In addition, a third-party investor, the advisor or an affiliate of the advisor, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund.

•

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or the Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance.

•

Sector Weightings Risk. Although sector focus is not a principal strategy of the Fund, the Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Fund emphasizes investments in a particular sector, the Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

Performance

The Fund has not commenced investment operations. Once the Fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. This information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compares with those of a broad measure of market performance. Updated performance information is available on the Fund’s website at www.imgpfunds.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management
SUB-ADVISOR	PORTFOLIO MANAGER
Asset Preservation Advisors, LLC	Kevin Woods, Co-Chief Executive Officer and Chief Investment Officer	Since Inception (December 2024)

	Kyle Gerberding, Managing Director and Director of Trading	Since Inception (December 2024)

	Patricia Hodgman, President	Since Inception (December 2024)

Fund Summary	5

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund is shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), iM Global Partner Fund Management, LLC (“iM Global” or the “Advisor”), the Fund’s investment adviser, or its affiliates may pay the Intermediary for certain activities related to the Fund, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

6	Litman Gregory Funds Trust